Second Quarter 2019 Earnings conference call: May 9, 2019 John S. D’Orazio, CEO Paul W. Nester, CFO

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the date on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. 1

Agenda  Key Operational and Financial Highlights  2019 Outlook  Questions 2

Key Highlights  Earnings per Share (EPS):  Fiscal Q2 ended March 31: 2019 2018 Basic: $0.58 $0.47 Diluted: $0.58 $0.47 3

Roanoke Gas Q2 Capital Expenditures $6.5 $5.5 Millions $4.5 Other Capital $3.5 $0.6 2018 2019 SAVE Rider $2.5 $2.0 Customer Growth & $1.5 System Expansion $0.5 $2.7 Total Capital Expenditures $0.3 million or 6% increase 4

Roanoke Gas Fiscal YTD Capital Expenditures $12.0 $10.0 Millions $8.0 Other Capital $6.0 $1.8 2018 2019 SAVE Rider $3.4 $4.0 Customer $2.0 Growth & System $0.0 Expansion Total Capital Expenditures $5.8 $0.6 million or 6% increase 5

Customer Growth  Over 61,700 total customers  392 new customers added YTD  2.2% growth since 2016 6

Q2 Volume Volumes Sold (DTH) 2,500 2,000 Thousands 1,500 1,000 500 - Residential Commercial Industrial Q2 2018 Q2 2019 2019 vs 2018 Total Volumes (2%) C&I 0% 7

Fiscal YTD Volume Volumes Sold (DTH) 3,500 3,000 2,500 Thousands 2,000 1,500 1,000 500 - Residential Commercial Industrial YTD 2018 YTD 2019 2019 vs 2018 Total Volumes 1% C&I 2% 8

Consolidated Financial Results 9

2019 Outlook Roanoke Gas Fiscal 2019  Capital Forecast Capital Spend 24%  34% Rate Case 42%  MVP Investment  Earnings SAVE Infrastructure Rider $ 7.7 Customer Growth & System Expansion 9.6 Utility Maintenance and LNG Upgrades 5.5 Total $22.8 10

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